UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 31, 2005

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          Effective December 31, 2005, the board of directors accepted the resignation of Frank L. Jennings as President, Chief Financial Officer and Director of the Company.

          Effective December 31, 2005, the Company's Board of Directors appointed Todd Huss to serve as Chief Financial Officer of the Company. Mr. Huss will serve as executive officer until the next regular annual meeting of the Company's board of directors and until his successor has been duly elected and qualified.

          Effective December 31, 2005, the Company's Board of Directors appointed Clifford L. Neuman to serve as Interim Chief Executive Officer of the Company. Mr. Neuman will serve in that capacity until his successor has been duly elected and qualified.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Global Casinos, Inc. (Registrant)

Dated: January 4, 2006	/s/ Clifford L. Neuman Clifford L. Neuman